UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2019

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PEYE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On December 2, 2019, Mr. Donald A. Major resigned as our Chief Financial Officer and Secretary. Since 2005, Mr. Major has served us in various capacities including board member, consultant, and as our Chief Financial Officer and Secretary. Mr. Major assumed the position of our Chief Financial Officer in June 2016, and Mr. Major will continue to be available to us in a consultancy role on an as-needed basis.

We are deeply grateful to Mr. Major for his many years of service and dedication to our Company and wish him the best in the future.

Appointment of Chief Financial Officer

Effective on December 2, 2019, our Board of Directors appointed Mr. Daniel Habhegger as our Chief Financial Officer and Corporate Secretary. Mr. Habhegger will be paid $170,000 per year and receive standard employee benefits. In the event that Mr. Habhegger is terminated within six months of a change of control he will receive six months notice or pay in lieu of notice at his then current salary rate. There are no family relationships between Mr. Habhegger and any of our directors or officers.

Mr. Habhegger started with us in September 2019 as Director of Finance. Prior to joining our Company, he was the Director of Financial Planning and Analysis of SmartBear Software, Inc. from 2015 to August 2019 and of AgaMatrix, Inc. from 2010 to 2015. From 2005 to 2009 he was the Chief Financial Officer of Weather Services International, now The Weather Company, where he led the implementation of the PeopleSoft financial system and the SalesLogix CRM solution and the financial due diligence for two large acquisitions. He earned his Bachelor of Science in Finance from Western International University in 1994 and a MBA in Global Management from the University of Phoenix in 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date: December 3, 2019

/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: Chief Executive Officer

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